                                                             EXHIBIT 10.11



                                  PHANTOM STOCK PLAN

                                          OF

                                  ARDEN GROUP, INC.

     1.   PURPOSE

          The purpose of this Phantom Stock Plan (the "Plan") of Arden Group, Inc. (the "Company") is to provide to selected employees of the Company and its subsidiary corporations, who hold the title of Vice-President or any superior title of the Company and who are important to the success and the growth of the business of the Company, with certain benefits and to help retain the services of such persons. The Plan will provide a means whereby such persons will be given an opportunity to share in the appreciation of the Common Stock of the Company.

     2.   DEFINITIONS

          "Act" means the Securities Act of 1933, as amended.

          "Board" means the Board of Directors of the Company.

          "Committee" means the Compensation Committee of the

Board.

          "Company" shall have the meaning set forth in Section 1 hereof.

          "Common Stock" means shares of the Company's Class A Common Stock, $.25 par value.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" means (i) if the Common Stock is then listed on a national securities exchange, the closing sales price of the Common Stock on the day such value is determined on the principal securities exchange on which such stock is then listed, or if there is no reported sale on that day, the average of the bid and asked quotations on such exchange on that day, or (ii) if the Common Stock is then publicly traded in the National Market System of the NASDAQ Stock Market, the closing sales price of the Common Stock as reported in the National Market System of the NASDAQ Stock Market on the day such value is determined, or if there is no reported sale on that day, the average of the bid and asked quotations on that day, or (iii) if the Common Stock is then publicly traded in the over-the-counter market (other than in the National Market System of the NASDAQ Stock Market), the mean between the closing bid and asked prices of the Common Stock in the over-the-counter market on the day such value is determined or, if no shares were traded that day, on the next preceding day on which there was such a trade, or (iv) if the Common Stock is not then separately quoted or publicly traded, the fair market value on the date such value is to be determined, as determined in good faith by the Committee.

          "Grantee" means an employee of the Company or its subsidiary corporations to whom a Unit is granted.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

          "Plan" shall have the meaning set forth in Section 1 hereof.

          "Subsidiary corporation" shall have the definition of a subsidiary corporation contained in section 424 of the Internal Revenue Code.

          "Successor" means the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to receive payment for a Unit by bequest or inheritance or by reason of the death of the Grantee.

          "Term" means the period during which a particular Unit may be exercised.

          "Unit" means the right to receive, on the terms set forth in the Plan and during the Term and subject to such other limitations and restrictions as the Committee may set forth in the related Unit Agreement, an amount equal to the excess of the Fair Market Value of a share of the Common Stock on the date upon which the Grantee exercises his or her right to receive such payment over the Fair Market Value of a share of the Common Stock on the date specified by the Committee at the time of grant of the Unit (the "Base Value").

          "Unit Agreement" means a written agreement in a form approved by the Committee to be entered into by the Company and the Grantee.

     3.   ADMINISTRATION OF THE PLAN

          (a)  The Plan shall be administered by the Committee.

          (b) The Committee shall adopt such rules of procedure as it may deem proper; provided, however, that it may only take action upon the agreement of a majority of the whole Committee. Any action which the Committee shall take through a written instrument signed by all of its members shall be as effective as though taken at a meeting duly called and held.

          (c) The powers of the Committee shall include plenary authority to interpret the Plan, and, subject to the provisions hereof, to determine when and to whom Units shall be granted, at the time of grant of a Unit the date upon which the Base Value is to be determined, the number of Units to be granted under a Unit Agreement to a specified person and the Term thereof.

          (d) The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, grants under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the

Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Unit Agreements as to the persons to receive Units under the Plan.

4.   GRANT OF UNITS; NUMBER SUBJECT TO THE PLAN; TERM

          (a) The Committee may from time to time grant up to 35,000 Units under the Plan (subject to adjustment as provided in Section 12 hereof).

          (b) The date of grant of any Unit shall be the date specified by the Committee which date shall not be earlier than the date the Committee action is final.

          (c) Any outstanding Units which shall for any reason be terminated without exercise shall be restored to the total number of Units available under the Plan.

          (d) No Unit granted hereunder shall be for a Term exceeding five (5) years.

     5.   PERSONS ELIGIBLE TO RECEIVE UNITS

          Units may be granted under the Plan to selected employees of the Company who are vice presidents (or a superior officer) of the Company. Eligibility shall be determined by the Committee and such determination shall be final and conclusive upon all persons. For purposes of the Plan, the term "vice president (or superior officer)" includes executive officers of the Company as defined under the Act or the Exchange Act and vice presidents (or superior officers) of the Company who are not deemed to be executive officers of the Company under the Act or the Exchange Act.

     6.   VESTING OF UNITS

          (a) No Units granted under a Unit Agreement pursuant to the Plan shall vest during the first year from the date the Units were granted; thereafter Units shall vest as to (i) no more than twenty-five percent (25%) of the total number of Units subject to the applicable Unit Agreement during the second year from the date the Units were granted, (ii) no more than fifty percent (50%) of the total number of Units subject to the applicable Unit Agreement during the third year from the date the Units were granted, (iii) no more than seventy-five percent (75%) of the total number of Units subject to the applicable Unit Agreement during the fourth year from the date the Units were granted and (iv) all Units subject to the applicable Unit Agreement from and after the fourth anniversary of the date the Units were granted.

          (b) Subsequent to the grant of any Unit, the Committee may accelerate, at any time before such Unit becomes fully vested, the time or times at which such Unit may be exercised.

          (c) Unless the Committee, in its sole discretion, permits otherwise, Units granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution and a Unit may be exercised during the lifetime of the Grantee only by the Grantee.

          (d) A Unit Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

     7.   TERMINATION OF A UNIT

          Any Unit granted under the Plan which has not been exercised shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

          (a) The expiration of five (5) years from the date on which such Unit was granted;

          (b) The expiration of thirty (30) days from the date of termination (other than a termination described in Section 7(c) or on account of death or disability, as hereinafter defined, of Grantee while employed by the Company) of the Grantee's employment with the Company or its subsidiary corporations (or such shorter period as may be determined by the Committee upon the granting thereof) or if the Grantee shall die during such thirty-day (or shorter) period, the expiration of one (1) year (or such shorter period as may be determined by the Committee upon the granting thereof) following the date of the Grantee's death; provided that, unless otherwise determined by the Committee upon the granting of such Units, no additional Units shall vest or become exercisable during the thirty (30) day (or shorter) or one (1) year (or shorter) period, as the case may be;

          (c) Unless otherwise determined by the Committee upon the granting thereof, the date of termination of the Grantee's employment with the Company or its subsidiary corporations, if such termination constitutes or is attributable to a breach by the Grantee of an employment agreement with the Company or its subsidiary corporations or if the Grantee is discharged for cause (the Committee shall have the right to determine whether the Grantee has been discharged for cause and the date of such discharge, such determination of the Committee to be final and conclusive); and

          (d) The expiration of such period of time or the occurrence of such event as the Committee in its sole discretion may provide upon the granting thereof.

     8.   RIGHT TO TERMINATE EMPLOYMENT OR OTHER RELATIONSHIP

          Nothing contained in the Plan or in any Unit Agreement shall obligate the Company or its subsidiary corporations to continue to employ or engage any employee in such or in any other capacity with the Company or its subsidiary corporations, nor confer upon any employee, any right to continue in the employ of or in any other capacity with the Company or its subsidiary corporations, nor limit in any way the right of the Company or its subsidiary corporations to amend, modify or terminate any person's compensation or employment agreement, if any, at any time.

     9.   EXERCISE OF UNITS

          A Grantee shall have the right and option to elect to be paid for any then vested Units at any time or from time to time prior to the termination thereof by the Grantee timely delivering a written notice signed by the Grantee to the Company at the Company's principal executive office stating therein that he or she has elected to exercise such right and option and the number of vested Units for which the Grantee is electing to be paid. The date of exercise shall be the date the written notice is received by the Company. The Company shall thereafter pay such Grantee in complete satisfaction of each Unit with respect to which such right and option has been exercised an amount equal to: (a) the Fair Market Value of a share of Common Stock on the date of exercise of such right and option minus (b) the Base Value. Such payment shall be made to the Grantee within 30 days after the exercise of such right and option.

     10.  PAYMENT OF UNITS

          Upon the termination of the employment of a Grantee due to the death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue
Code) of such Grantee while employed by the Company, (a) the Company shall pay such Grantee or his or her Successor, as the case may be, in complete satisfaction of all fully vested and unexercised Units held by such Grantee on the date of termination of his or her employment, an amount determined in the manner set forth in Section 9 as if the Grantee had exercised the right and option to be paid for all then fully vested and unexercised Units held by such Grantee on the date of such termination of the employment of such Grantee, and
(b) all other Units held by the Grantee on the date of such termination of employment of the Grantee shall terminate and shall become null and void. Such payment shall be made by the Company to the Grantee or his or her Successor, as the case may be, within thirty (30) days after the date of such termination of employment. The Committee shall have the right to determine whether the Grantee's termination is attributable to a disability of the Grantee within the meaning of Section 22(e)(3) of the Internal Revenue Code, such determination of the Committee to be final and conclusive.

     11.  STOCKHOLDERS' RIGHTS

          No person shall have any rights of a stockholder by virtue of the grant, vesting or exercise of a Unit.

     12.  ADJUSTMENTS

          In the event that the shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares of stock shall be increased solely through the payment of a stock dividend, then there shall be made an appropriate adjustment in the number of Units then available under the Plan, in the number of Units then held by each Grantee under the Plan, in the Base Value (for purposes of Section 9 and Section 10 of all then outstanding Units) and to the other terms under the Plan or outstanding Unit Agreements as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, then if the Committee, in its sole discretion, determines that such change equitably requires an adjustment in any Unit theretofore granted or which may be granted under the Plan or the terms, such adjustments shall be made in accordance with such determination. The foregoing adjustments shall be made in a manner that will cause the relationship between the aggregate appreciation in a share of Common Stock and the increase in value of each Unit granted hereunder to remain unchanged as a result of the applicable transaction.

          The Committee shall have the power, in the event of any merger or consolidation of the Company with or into any other corporation, the merger or consolidation of any other corporation into the Company, or the sale of all or substantially all of the assets and business of the Company to another corporation, to amend all outstanding Units so as to provide that (i) all Units not then fully vested and exercisable shall become fully vested and exercisable immediately prior to the effectiveness of any such merger, consolidation or sale of assets and to terminate all Units upon the effectiveness of any such merger, consolidation or sale of assets, and (ii) upon the effectiveness of any such merger, consolidation or sale of assets, each Grantee shall be paid the amount provided in Section 9 above for all unexercised Units then held by him or her in the manner provided in said Section 9 as if such Grantee had exercised his or her right and option to be paid for all of such Units on the date of such effectiveness. In such event, the Company shall give written notice of such amendment and termination to the Grantees of such Units prior to the effectiveness of any such merger, consolidation or sale of assets. If the Committee shall exercise such power and such merger, consolidation or sale of assets is consummated, all Units then outstanding and subject to such requirement shall be deemed to have been amended to provide for the vesting thereof prior to the effectiveness of such merger, consolidation or sale of assets and such Units shall be deemed to be exercised in full and shall terminate as of such date.

     13. WITHHOLDING. The Company shall have the right to deduct from all amounts payable pursuant to the Plan any taxes required by law to be withheld with respect to such payment.

     14. PLAN UNFUNDED. The Plan at all times shall be entirely unfunded and no provision shall at any time be made with respect to segregating assets of the Company for payment of any benefits hereunder. No Grantee or other person shall have any interest in any particular asset of the Company by reason of the right to receive a benefit under the Plan and any such Grantee or other person shall have only the rights of a general unsecured creditor of the Company with respect to rights under the Plan.

     15.  TERMINATION, SUSPENSION OR MODIFICATION OF PLAN

          The Board may at any time terminate, suspend, or modify the Plan. No termination, suspension, or modification of the Plan shall adversely affect any right acquired by any Grantee or any Successor under the terms of a Unit granted before the date of such termination, suspension, or modification, unless such Grantee or Successor shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided in Section 11 shall not adversely affect any such right.